                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): October 25, 2001


                             ASPEN TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                  0-24786                04-2739697
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


                 Ten Canal Park, Cambridge, Massachusetts 02141
                    -----------------------------------------
              (Address of principal executive office and zip code)


                                 (617) 949-1000
                                 --------------
              (Registrant's telephone number, including area code)

                                 --------------

ITEM 5. OTHER EVENTS.

On October 25, 2001, we issued a press release announcing financial results for the quarter ended September 30, 2001. A summary of the financial results for the quarter ended September 30, 2001 is provided below.

Total revenues for the first quarter were $61.2 million, with services revenues of $42.0 million and license revenues of $19.2 million. We reported a pro forma loss of $12.5 million or $0.39 per share, which excludes a one-time restructuring charge. Approximately seven cents of the pro forma loss per share was attributable to investments in PetroVantage, our wholly owned subsidiary providing software to optimize the trading and logistics of crude oil and refined products.

Uncertain economic environment, combined with the impact of the terrorist attacks on September 11, 2001, negatively affected our close rate for a number of software license deals at the end of September. Due to slower activity during the summer months, a larger portion of our first quarter revenues close in September, which made last month's terrorist attacks particularly disruptive to several end-of-quarter transactions in an already challenging business climate. Fortunately, these license delays were largely offset by stronger-than-expected services revenues, where we continued to maintain gross margins in excess of forty percent, and by controlled spending.

During the quarter, we closed significant license transactions with Aventis Pharmaceutical, Daicel Chemical, GE Plastics, Irving Oil, Technip and Southern Company.

                             ASPEN TECHNOLOGY, INC.
                CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)


                                                                Three Months Ended
                                                          September 30,    September 30,
                                                              2001             2000
                                                          -------------    -------------
REVENUES:
    Software licenses                                         $ 19,231       $ 32,582
    Services                                                    42,011         36,906
                                                              --------       --------
      Total revenues                                            61,242         69,488
                                                              --------       --------
EXPENSES:
    Cost of software licenses                                    2,444          2,565
    Cost of services                                            25,193         22,320
    Selling and marketing                                       26,624         24,718
    Research and development                                    17,999         14,992
    General and administrative                                   7,422          6,565
    Restructuring charge                                         2,642             --
    Charge for in-process research and development                  --          5,000
                                                              --------       --------
      Total costs and expenses                                  82,324         76,160
                                                              --------       --------

    Income (loss) from operations                              (21,082)        (6,672)

    Other income (expense), net                                   (184)          (134)
    Interest income, net                                           753          1,541
                                                              --------       --------

    Income (loss) before provision for
    (benefit from) income taxes                                (20,513)        (5,265)

    Provision for (benefit from)
    income taxes                                                (6,154)        (1,580)
                                                              --------       --------

      Net income (loss)                                       $(14,359)      $ (3,685)
                                                              ========       ========

    Diluted earnings (loss) per share                         $  (0.45)      $  (0.13)
                                                              ========       ========
    Weighted average shares outstanding - diluted               31,760         29,181
                                                              ========       ========

    Basic earnings (loss) per share                           $  (0.45)      $  (0.13)
                                                              ========       ========
    Weighted average shares outstanding - basic                 31,760         29,181
                                                              ========       ========

    PRO FORMA EXCLUDING RESTRUCTURING CHARGE, CHARGE FOR
       IN-PROCESS R&D, AND AMORTIZATION OF GOODWILL:

    Net Income (loss)                                         $(12,510)      $     45
                                                              ========       ========

    Diluted (basic) earnings (loss) per share                 $  (0.39)      $   0.00
                                                              ========       ========

    PRO FORMA EXCLUDING RESTRUCTURING CHARGE, CHARGE
       FOR IN-PROCESS R&D, AMORTIZATION OF GOODWILL
       AND PETROVANTAGE:

    Net Income (loss)                                         $(10,404)      $    737
                                                              ========       ========

    Diluted (basic) earnings (loss) per share                 $  (0.33)      $   0.02
                                                              ========       ========

                             ASPEN TECHNOLOGY, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEET
                                 (IN THOUSANDS)


                                                                        September 30,        June 30,
                                                                            2001              2001
                                                                        -------------       --------
  ASSETS
  Current Assets:
       Cash, cash equivalents and short-term investments                  $ 55,509          $ 67,638
       Accounts receivable and unbilled services, net                      104,454           116,389
       Current portion of long-term installments receivable, net            27,272            31,094
       Deferred tax asset                                                    3,252             3,252
       Prepaid expenses and other current assets                            18,584            17,591
                                                                          --------          --------
          Total current assets                                             209,071           235,964
                                                                          --------          --------

  Long-term installments receivable, net                                    38,605            43,428
  Equipment and leasehold improvements, net                                 46,222            43,276
  Computer software development costs, net                                   9,113             8,539
  Intangible assets, net                                                    43,130            43,964
  Deferred tax asset                                                        15,686            15,686
  Other assets                                                              16,348            15,737
                                                                          --------          --------
       Total assets                                                       $378,175          $406,594
                                                                          ========          ========


  LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:

       Current portion of long-term debt                                  $    247          $  2,539
       Accounts payable and accrued expenses                                48,378            62,959
       Unearned revenue                                                     17,349            18,711
       Deferred revenue                                                     24,936            24,341
                                                                          --------          --------
         Total current liabilities                                          90,910           108,550
                                                                          --------          --------

  Long-term debt, less current maturities                                   88,227            88,149
  Deferred revenue, less current portion                                     7,265             8,190
  Other liabilities                                                            635               635
                                                                          --------          --------
  Total stockholders' equity                                               191,138           201,070
                                                                          --------          --------
       Total liabilities and stockholders' equity                         $378,175          $406,594
                                                                          ========          ========

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ASPEN TECHNOLOGY, INC.


Dated:  October 29, 2001                   By: /s/ Lisa W. Zappala
                                               ---------------------------------
                                               Lisa W. Zappala
                                               Senior Vice President and
                                               Chief Financial Officer